Exhibit 10.6

[CERTAIN IDENTIFIED INFORMATION, MARKED BY [***], HAS BEEN OMITTED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.]

DATA SHARING AGREEMENT

by and between

ADEIA INC.

and

XPERI INC.

Dated [•]

TABLE OF CONTENTS

		Page
	ARTICLE I

	DEFINITIONS

Section 1.1	Definitions	1

	ARTICLE II

	SCOPE AND APPLICATION
Section 2.1	Scope	4
Section 2.2	Affiliates; Personnel; Third Parties	4

	ARTICLE III

	PERSONAL INFORMATION, PRIVACY AND SECURITY

Section 3.1	Privacy and Data Protection	5
Section 3.2	Restrictions	5
Section 3.3	Use of Security Controls	6
Section 3.4	Notification and Implementation of Opt-Outs	7
Section 3.5	Retention and Destruction of Personal Information	7
Section 3.6	Access to Networks	7
Section 3.7	Regulatory Investigations	8

	ARTICLE IV

	CONFIDENTIALITY

Section 4.1	Confidential Information	8
Section 4.2	Disclosure in Compliance With Law	9
Section 4.3	Unauthorized Disclosures	9

	ARTICLE V

	CORPORATE RECORDS

Section 5.1	Records Management and Retention Policy	9
Section 5.2	Record Retrieval Requests	9
Section 5.3	Retention and Care of the Records	10
Section 5.4	Coordinators	10

i

	ARTICLE VI

	FEES
Section 6.1	Allocation of Costs and Taxes	11

	ARTICLE VII

	INDEMNIFICATION; SPECIFIC PERFORMANCE
Section 7.1	Indemnification	11
Section 7.2	Indemnification Procedures	11
Section 7.3	Specific Performance	12

	ARTICLE VIII

	DISCLAIMER OF WARRANTIES AND LIMITATION OF LIABILITY
Section 8.1	Disclaimer of Warranties	12
Section 8.2	Limitation of Liability	12

	ARTICLE IX

	DURATION; NO TERMINATION
Section 9.1	Term of Agreement	13
Section 9.2	No Termination	13

	ARTICLE X

	MISCELLANEOUS
Section 10.1	Interpretation	13
Section 10.2	SDA Provisions	14
Section 10.3	Force Majeure; Change in Applicable Law	14
Section 10.4	Notices	15
Section 10.5	Third-Party Beneficiaries	15
Section 10.6	Governing Law	15
Section 10.7	No Joint Venture or Partnership	16
Section 10.8	Divestiture	16

SCHEDULES

Schedule 5.3	Retention Schedule for Select Records

Schedule 5.4	Records Coordinators

ii

DATA SHARING AGREEMENT

This DATA SHARING AGREEMENT (this “Agreement”), dated as of [•], (the “Effective Date”), by and between Adeia Inc., a Delaware corporation (“IP RemainCo”), and Xperi Inc., a Delaware corporation (“Product SpinCo”). Each of IP RemainCo and Product SpinCo is sometimes referred to herein as a “Party” and collectively, as the “Parties.”

WHEREAS, IP RemainCo and Product SpinCo, acting through their respective direct and indirect Subsidiaries, currently conduct (i) the IP Business and (ii) the Product Business, respectively;

WHEREAS, IP RemainCo and Product SpinCo have entered into a Separation and Distribution Agreement, dated as of [•], pursuant to which the Parties separated into two separate, publicly traded companies;

WHEREAS, the Parties have executed various Ancillary Agreements, of even date herewith, pursuant to the Separation and Distribution Agreement to facilitate and provide for an ordinary transition in connection with the consummation of the transactions contemplated by the Separation and Distribution Agreement, and to facilitate the ongoing operations of the Product Business and IP Business;

WHEREAS, the Separation and Distribution Agreement and [certain of] the Ancillary Agreements contemplate that the Parties execute a Data Sharing Agreement to provide a binding framework for the sharing of Data between the IP RemainCo Group and the Product SpinCo Group; and

WHEREAS, this Agreement sets forth the terms and conditions governing the sharing of Data between the IP RemainCo Group and the Product SpinCo Group.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the Parties hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Separation and Distribution Agreement. Unless the context clearly requires otherwise, the following terms shall have the following meanings:

“Accessing Party” has the meaning set forth in Section 3.6(a).

“Agreement” has the meaning set forth in the preamble.

“Confidential Information” means any Data that is treated as confidential by a Party. The terms of this Agreement are Confidential Information of both Parties. Notwithstanding the foregoing, “Confidential Information” shall not include information that: (a) is already known to the Receiving Party without restriction on use or disclosure prior to receipt of such information from the Disclosing Party; (b) is or becomes generally known by the public other than by breach of this Agreement by, or other wrongful act of, the Receiving Party; (c) is developed by the Receiving Party independently of, and without reference to, any Confidential Information of the Disclosing Party; or (d) is received by the Receiving Party from a third party who is not under any obligation to the Disclosing Party to maintain the confidentiality of such information; provided that, for proposes of this Agreement, (i) Personal Information that is Shared hereunder is deemed “Confidential Information” of the Party Sharing such Personal Information and (ii) the exceptions set forth in (a)-(d) shall not apply with respect to any such Personal Information.

“Data” means Records, Personal Information, data or other information.

“Data Protection Law” means any Law to which a Party or its Affiliate is subject and which relates to data protection or data privacy.

“Disclosing Party” has the meaning set forth in Section 4.1.

“Divested Business” has the meaning set forth in Section 10.8.

“Effective Date” has the meaning set forth in the preamble.

“Force Majeure Event” has the meaning set forth in Section 10.3.

“Indemnified Party” has the meaning set forth in Section 7.1.

“Indemnifying Party” has the meaning set forth in Section 7.1.

“IP RemainCo” has the meaning set forth in the preamble.

“Losses” means all losses, damages, liabilities, deficiencies, actions, judgments, interest, awards, penalties, fines, costs or expenses of whatever kind, including reasonable attorneys’ fees and the cost of enforcing any right to indemnification hereunder and the cost of pursuing any insurance providers.

“Network Owner” has the meaning set forth in Section 3.6(a).

“Opt-Out” means a choice given to or exercised by an individual to decline, reject or refuse the collection or other Processing of his or her Personal Information.

“Parties” has the meaning set forth in the preamble.

“Party” has the meaning set forth in the preamble.

“Personal Information” means any information that (i) identifies or relates to an individual or household that can be identified directly or indirectly from such information, alone or in combination with other information in the possession or control of a Party or any of its Affiliates, or that a Party or any of its Affiliates is likely to have access to or (ii) is defined as “personal data,” “personal information,” “personally identifiable information” or a similar term under applicable Data Protection Laws. For the avoidance of doubt, Personal Information does not include personal information that is anonymized and deidentified and no longer identifies an individual or household.

“Personnel” shall mean, with respect to any Party, the employees, officers, agents, independent contractors and consultants of such Party or its Affiliates.

“Process” (including the usage of “Processes,” “Processed” and “Processing”) means any operation or set of operations which is performed upon any information, including Personal Information, whether or not by automatic means, including any collection, Sharing or other transfer, recording, organization, storage, adaptation, alteration, retrieval, consultation, use, disclosure, transmission, dissemination, combination, blocking, erasure or destruction thereof.

“Product SpinCo” has the meaning set forth in the preamble.

“Receiving Party” has the meaning set forth in Section 4.1.

“Record” means information that is inscribed on a tangible medium or is stored in an electronic or other medium and which is retrievable in perceivable form, including any Contracts, documents, books, records or files and in each case may include aggregated data as between the Parties.

“Records Management Policy” has the meaning set forth in Section 5.1(a).

“Retention Period” has the meaning set forth in Section 5.3(a).

“Retrieval Request” has the meaning set forth in Section 5.2(a).

“Security Controls” means any controls that are used to regulate access to, or prevent the alteration, loss or destruction of, any Personal Information.

“Security Incident” means any unauthorized, unlawful or accidental access, loss, destruction, acquisition of or damage to Data of a Party or its Affiliate.

“Share” (including the usage of “Shares,” “Shared” and “Sharing”) means the access to or sharing of information, including Personal Information, by electronic or other means.

“Term” has the meaning set forth in Section 9.1.

ARTICLE II

SCOPE AND APPLICATION

Section 2.1 Scope.

(a) Subject to Section 2.1(b), this Agreement governs the Sharing of Data between the Product SpinCo Group, on the one hand, and the IP RemainCo Group, on the other hand, whether under the Separation and Distribution Agreement or any Ancillary Agreement. In the event of a conflict between the Separation and Distribution Agreement or any other Ancillary Agreement, on the one hand, and this Agreement, on the other hand, with respect to the Sharing of Data between the Product SpinCo Group and the IP RemainCo Group, the terms of this Agreement shall prevail.

(b) Notwithstanding anything to the contrary herein, the Tax Matters Agreement shall govern with respect to matters related to the provision of Tax Records.

(c) For the avoidance of doubt, this Agreement shall not apply with respect to:

(i) Data that is Shared among members of the IP RemainCo Group not involving any member of the Product SpinCo Group, or among members of the Product SpinCo Group not involving any member of the IP RemainCo Group; or

(ii) the Sharing of Data pursuant to Contracts entered into between or among any of the Parties or their Affiliates after the Effective Date.

(d) Reservation of Rights. Each Party retains the ownership and title to any and all of its Data and Intellectual Property. This Agreement is not intended to, and shall not, transfer, assign or license any right, title or other interest in or to any Personal Information, Data or Intellectual Property from any Person to any other Person.

Section 2.2 Affiliates; Personnel; Third Parties.

(a) In the event that any Affiliate of Product SpinCo directly or indirectly receives Data from any member of the IP RemainCo Group hereunder, Product SpinCo shall cause its applicable Affiliate to comply with the terms and conditions of this Agreement, as if such Affiliate were a named party to this Agreement. In the event that any Affiliate of IP RemainCo directly or indirectly receives Data from any member of the Product SpinCo Group, IP RemainCo shall cause its applicable Affiliate to comply with the terms and conditions of this Agreement, as if such Affiliate were a named party to this Agreement.

(b) Each of Product SpinCo and IP RemainCo shall be liable for the actions or omissions of its Affiliates and its and their Personnel, as applicable, with respect to (i) all Sharing and other Processing of Data in accordance with the terms of this Agreement and (ii) access to Confidential Information or Data of the other Party or its Affiliates.

(c) Each Party shall only Share Data received hereunder with a third party (including a contractor, vendor or other service provider) that has entered into a written Contract with confidentiality, non-use and other applicable restrictions at least as strict as those set forth in this Agreement. Such Contract shall be provided to the other Party promptly upon request. A Party retaining such a third party shall remain accountable and responsible for all actions of such third party with respect to Confidential Information, Personal Information or other Data Shared hereunder.

ARTICLE III

PERSONAL INFORMATION, PRIVACY AND SECURITY

Section 3.1 Privacy and Data Protection.

(a) The Parties acknowledge that, as between the Parties, from and after the Effective Date: (i) IP RemainCo (or IP RemainCo’s Affiliate where the identity of the controller has been defined to the data subject as such Affiliate) is a controller (for purposes of the GDPR) with respect to the Processing of the Personal Information related to the IP RemainCo Group and (ii) Product SpinCo (or Product SpinCo’s Affiliate where the identity of the controller has been defined to the data subject as such Affiliate) is a controller (for purposes of the GDPR) with respect to the Processing of the Personal Information related to the Product SpinCo Group.

(b) Each Party shall comply with: (i) all Data Protection Laws that are applicable to Sharing of Data under this Agreement; and (ii) all Data, system and security requirements that are reasonable and consistent with current industry practices, including appropriate physical, electronic and procedural safeguards. To the extent that any such Data Protection Laws may apply to the Parties’ obligations under this Agreement, the Parties agree to work in good faith to meet the objectives of this Agreement while complying with such Data Protection Laws. Each Party shall maintain privacy policies, terms of use and similar Contracts that will enable it to fully comply with its obligations under this Agreement unless required otherwise by applicable Law.

(c) Each Party shall promptly, without undue delay, notify the other Party of any Security Incident that materially impacts the receipt or safeguarding of the Confidential Information, Personal Information or other Data of the other Party or its Affiliates.

Section 3.2 Restrictions. Except (i) as may otherwise be mutually agreed by the Parties or (ii) to the extent the receiving Party is itself a controller of the received Data, each Party receiving Data of the other Party hereunder shall not in respect of such Data:

(a) Access, sell, share or use the Confidential Information, Personal Information or other Data received for any purpose (including for its own commercial benefit) not specifically permitted in writing by the Separation and Distribution Agreement, this Agreement or another Ancillary Agreement;

(b) with respect to Personal Information received hereunder concerning individuals solely associated with the disclosing Party or its Affiliates, contact individuals to obtain consent for additional types of Processing of such Personal Information;

(c) use any Personal Information received hereunder concerning individuals solely associated with the disclosing Party or its Affiliates to undertake any direct marketing to any individuals;

(d) use any Personal Information received hereunder concerning individuals solely associated with the disclosing Party or its Affiliates as the basis to grant or deny any material benefit to an individual, the determination of which is wholly automated; or

(e) Share any Personal Information received hereunder with any third party, including contractors, vendors or other service providers (except for those contractors, vendors or other service providers currently engaged under the Separation and Distribution Agreement or any other Ancillary Agreement), except (i) for a legitimate business purpose and (ii) in accordance with the policies and procedures with respect to vendor diligence and the protection of Personal Information at least as stringent as the policies and procedures that the Party Sharing such Personal Information uses to protect its own Personal Information of a similar nature, in all cases, except where such disclosure, transfer or access is mandated by applicable Law (subject to prompt written notice of such requirement to transfer or disclose, unless such notice is prohibited by applicable Law).

Section 3.3 Use of Security Controls.

(a) Each Party shall have a written comprehensive security program that protects Personal Information Shared by the other Party and includes appropriate and commercially reasonable technical and organizational Security Controls, designed to prevent accidental or unlawful destruction or accidental loss, alteration, unauthorized disclosure or access and against all other unlawful forms of Processing or as otherwise required or deemed to be adequate under any Data Protection Law. Such Security Controls will be at least as stringent as the data protection rules that such Party uses to protect its own Personal Information of a similar nature.

(b) In the event that a Party, any of its Affiliates or its or their Personnel, contractors, vendors or other service providers are subject to any Security Incident that materially impacts the receipt or safeguarding of the Confidential Information, Personal Information or other Data of the other Party or its Affiliates, such Party shall immediately notify the other Party (and in any event within 24 hours) of such Security Incident and will reasonably cooperate with the other Party to investigate, remediate, and mitigate the effects of such Security Incident and to comply with any applicable notification provisions to individuals or regulatory authorities. To the extent that such Security Incident arises out of an act or omission by a Party, any of its Affiliates, or its or their Personnel, contractors, vendors or other service providers, or constitutes a breach of this Agreement by such Party, such Party will be responsible for any Losses arising from such Security Incident.

(c) Each Party shall hold Personal Information received hereunder in strict confidence and require Personnel who will be provided access or will otherwise Process such Personal Information to protect such Personal Information in accordance with the requirements of this Agreement.

(d) Each Party shall limit access to Personal Information received hereunder to only those individuals who have a legitimate business need to access such Personal Information and will grant access to the smallest number of necessary individuals with a need to know such Personal Information for their job function. Each Party shall implement appropriate technical and physical access controls (such as passwords, card key readers, and locks on files) to limit access to such Personal Information.

(e) Each Party shall provide Personnel who will be provided access, or will otherwise Process Personal Information received hereunder, with appropriate training regarding information security, privacy and the protection of Personal Information.

(f) Each Party shall comply with any Security Controls required by any country having jurisdiction over the Personal Information received hereunder.

Section 3.4 Notification and Implementation of Opt-Outs. With respect to any Personal Information Shared hereunder, each Party will timely notify the other Party of (i) any Opt-Out or any other choice or request for access or rectification, blocking or similar requests made by any individual, and shall not respond to any such requests unless expressly authorized to do so by the notified Party; (ii) any complaint relating to the Processing of such Personal Information, including allegations that the Processing infringes on an individual’s rights under Data Protection Law; or (iii) any order, demand, warrant, or any other document purporting to compel the production of such Personal Information under Data Protection Law. Each Party shall use and otherwise Process all such Personal Information in accordance with all such Opt-Outs or other choices and will promptly notify the other Party of such actions and shall cooperate with such notified Party with respect to any action taken relating to such request, complaint, or order or other document.

Section 3.5 Retention and Destruction of Personal Information. Each Party shall retain all Personal Information received hereunder only for the period necessary to complete the purposes for which the Personal Information was Shared with such Party. Upon the completion of such purposes, the receiving Party will cease Processing and will, as instructed by the other Party, (i) permanently destroy such Personal Information so that such Personal Information is unreadable or (ii) anonymize such Personal Information such that it is not reasonably capable of reidentification by such Party or its Affiliates.

Section 3.6 Access to Networks.

(a) Each Party and its Affiliates (collectively, the “Network Owner”) may provide the other Party and its Affiliates (collectively, the “Accessing Party”) with access to the Network Owner’s IT Assets via a secure method selected by such Party.

(b) The Accessing Party shall only use (and will ensure that its Personnel only use), and shall only have access to, the Network Owner’s IT Assets for the purpose of, and to the extent required for, exercising its rights or performing its obligations under the Separation and Distribution Agreement, this Agreement or another Ancillary Agreement (including the provision or receipt of services under the Transition Services Agreement).

(c) The Accessing Party shall not allow nor permit its agents or subcontractors to use or have access to the Network Owner’s IT Assets unless (i) such agents or subcontractors are employees of the Accessing Party or of an Affiliate of the Accessing Party, (ii) such agents and subcontractors are currently engaged under the Separation and Distribution Agreement or any other Ancillary Agreement or (iii) the Network Owner gives its express prior written approval for such use or access by each relevant agent or subcontractor, such approval not to be unreasonably withheld.

(d) The Accessing Party shall not (and shall ensure that its Personnel shall not): (i) use the Network Owner’s IT Assets to develop Software, process data or perform any work or services other than for the purpose of exercising its rights or performing its obligations under the Separation and Distribution Agreement, this Agreement or another Ancillary Agreement (including the provision or receipt of services under the Transition Services Agreement); (ii) break, interrupt, circumvent, adversely affect or attempt to break, interrupt, circumvent or adversely affect any security system or measure of the Network Owner’s IT Assets; (iii) obtain, or attempt to obtain, access to any hardware, program or data stored in the Network Owner’s IT Assets except to the extent reasonably necessary to exercise the Accessing Party’s rights or perform its obligations under the Separation and Distribution Agreement, this Agreement or another Ancillary Agreement (including the provision or receipt of services under the Transition Services Agreement) or with respect to which the Network Owner has given its prior written consent for the Accessing Party to obtain or attempt to obtain such access; and (iv) use, disclose or give access to any part of the Network Owner’s IT Assets to any third party, other than its agents and subcontractors authorized by the Network Owner in accordance with this Section 3.6. All user identification numbers and passwords for the IT Assets disclosed to the Accessing Party, and any information obtained from the use of the Network Owner’s IT Assets, shall be deemed Confidential Information of the Network Owner.

Section 3.7 Regulatory Investigations. The Parties shall cooperate in any regulatory investigation or in any internal investigation by either Party arising out of or related to this Agreement, whether or not related to a regulatory investigation. Each Party shall use commercially reasonable efforts to mitigate any liabilities of the other Party or its Affiliates in connection with any such regulatory investigation or the Sharing of Data hereunder.

ARTICLE IV

CONFIDENTIALITY

Section 4.1 Confidential Information. The Receiving Party agrees: (a) not to disclose or otherwise make available the Confidential Information of the Disclosing Party to any third party without the prior written consent of the Disclosing Party; provided, however, that the Receiving Party may disclose the Confidential Information of the Disclosing Party to its Affiliates, and their officers, employees and legal advisors who have a “need to know,” who have been apprised of this restriction and who are themselves bound by nondisclosure obligations at least as restrictive as those set forth in this Section 4.1; (b) to use the Confidential Information of the Disclosing Party only for the purposes of exercising its rights or performing its obligations under the Separation and Distribution Agreement, this Agreement or another Ancillary Agreement (including the provision or receipt of services under the Transition Services Agreement); and (c) to promptly notify the Disclosing Party in the event it becomes aware of any loss or disclosure of any of the Confidential Information of Disclosing Party, with the Party disclosing such information or materials, the “Disclosing Party,” and the Party receiving such information or materials, the “Receiving Party.”

Section 4.2 Disclosure in Compliance With Law. If the Receiving Party becomes legally compelled to disclose any Confidential Information, the Receiving Party shall, to the extent permitted by Law, provide: (a) prompt written notice of such requirements so that the Disclosing Party may seek, at its sole cost and expense, a protective order or other remedy; and (b) reasonable assistance, at the Disclosing Party’s sole cost and expense, in opposing such disclosure or seeking a protective order or other limitations on disclosure. If, after providing such notice and assistance as required herein, the Receiving Party remains required by Law to disclose any Confidential Information, the Receiving Party shall disclose no more than that portion of the Confidential Information which the Receiving Party is legally required to disclose.

Section 4.3 Unauthorized Disclosures. The Receiving Party shall immediately inform the Disclosing Party in the event that it becomes aware of the possession, Processing, use or knowledge of any of the Confidential Information by any Person not authorized to possess, use or have knowledge of the Confidential Information and shall, at the request of the Disclosing Party, provide such reasonable assistance as is required by the Disclosing Party to mitigate any damage caused thereby.

ARTICLE V

CORPORATE RECORDS

Section 5.1 Records Management and Retention Policy.

(a) Each Party shall promulgate and abide by a commercially reasonable Records management policy (“Records Management Policy”) which provides that:

(i) The Records held by the Party and its Affiliates are accessible and secure;

(ii) The Records held by the Party and its Affiliates are retained long enough to (x) to fulfill its business needs and (y) to reasonably allow it to comply with its obligations under the other Ancillary Agreements and applicable Law;

(iii) The Party has the necessary Records available to meet appropriate requirements, including (x) litigation discovery requirements and (y) other requirements reasonably contemplated by the Ancillary Agreements; and

(iv) The Records that are not necessary to fulfill the Party’s business needs or meet other appropriate requirements are routinely and non-selectively destroyed in the normal course of business under an approved and current records retention schedule in order to avoid the expenses associated with indefinite retention of unnecessary documents, including storage, maintenance, equipment, and legal costs.

Section 5.2 Record Retrieval Requests.

(a) From time to time, a Party (as the requesting Party) may submit a request for a Record held by the other Party (as the retrieving Party), wherein such Record relates to the conduct of the Product Business or the IP Business (“Retrieval Request”).

(b) Upon receipt by a Party of a reasonable Retrieval Request from the requesting Party, the retrieving Party shall reasonably promptly retrieve the Record specified in the Retrieval Request and Share such Record with the requesting Party, or, if such Record is not available, inform the requesting Party that the Record is not available and the reasons, if known, for such unavailability. In the event that the Retrieval Request is time-sensitive, the requesting Party shall notify the retrieving Party of this fact, and the retrieving Party will use commercially reasonable efforts to comply with the Retrieval Request as promptly as possible.

(c) Examples of reasonable Retrieval Requests include (i) requests for Records identified on Schedule 5.3 or similar Records for legitimate business purposes and (ii) subject to the Tax Matters Agreement, requests for Records to assist in [***].

Section 5.3 Retention and Care of the Records.

(a) In furtherance and not in limitation of the obligations of the Parties under this Agreement, each Party shall, and shall cause their respective Affiliates to, as applicable, preserve and keep the Records set forth on Schedule 5.3 for the period of time specified on Schedule 5.3, or such longer period (i) if a different period is required by applicable Law (including any statute of limitations and applicable extensions thereof), any Governmental Entity or such Party’s Records Management Policy or (ii) as may be reasonably necessary with respect to the investigation, prosecution or defense of any legal or regulatory Action or audit that is then pending or threatened and with respect to which one Party has notified the other Party (as custodian) as to the need to retain such Records (such period, the “Retention Period”). For avoidance of doubt, the Retention Period for any Records not listed on Schedule 5.3, shall be governed by the applicable Party’s Records Management Policy in accordance with Section 5.1, in which case the provisions of this Section 5.3 shall apply mutatis mutandis.

(b) The Parties shall not, and shall procure that their respective Personnel shall not, store within the physical Records material that is highly flammable, explosive, hazardous, toxic, radioactive, medical waste, or otherwise dangerous or unsafe to store or handle, or any material which is regulated under any national, federal, provincial, state or other local law or regulation relating to the environment or hazardous materials.

(c) Upon the end of the applicable Retention Period for any Record, unless the other Party reasonably requests that the Party in possession of such Record preserve and keep such Record, the Party in possession of such Record may destroy such Record in accordance with its Records Management Policy and any other applicable policies.

Section 5.4 Coordinators. The Parties shall each nominate one or more representatives to act as the primary contact persons with respect to Sharing of Data, retention and care of Records and Retrieval Requests, (each, a “Records Coordinator”). Unless otherwise agreed upon by the Parties, communications relating to this Agreement and to the Sharing of Data, retention and care of Records and Retrieval Requests shall be directed to the Records Coordinators. The initial Records Coordinators for the Parties, including relevant contact information, are set forth on Schedule 5.4. Either Party may replace one or more its Records Coordinators with one or more individuals of comparable qualifications and experience at any time by providing notice in accordance with Section 10.4. Each Party may treat the actions of the other Party’s Records Coordinators as having been authorized by such other Party without further inquiry as to whether such Records Coordinators had authority to so act.

ARTICLE VI

FEES

Section 6.1 Allocation of Costs and Taxes.

(a) Unless otherwise specified, each Party shall perform all their obligations under this Agreement at their own respective cost and expense. Without limiting the generality of the foregoing, each Party shall bear its costs and expenses incurred in connection with the Processing of Data and the preparation, submission, receipt, processing and handling of any Retrieval Request, including the review of the Retrieval Request, the Sharing and receipt of any such Record, and the protection, storage and other Processing of any such Record received hereunder.

(b) Notwithstanding the provisions of Section 6.1(a), if the retrieving Party reasonably anticipates incurring a material out-of-pocket cost to comply with a Retrieval Request and notifies the requesting Party of such cost (or reasonable estimate thereof), the Parties shall negotiate in good faith regarding the allocation of such cost. In the event that the requesting Party agrees to reimburse the retrieving Party for any such cost or any portion thereof, then the requesting Party shall remit such reimbursement reasonably promptly upon receipt of an invoice therefor, including any receipts or other evidence of such costs reasonably requested by the requesting Party.

(c) Subject to the Tax Matters Agreement, (i) unless otherwise mutually agreed by the Parties, each Party shall pay any Taxes levied in connection with the activities herein as required by Law and (ii) for avoidance of doubt, no payment due in connection with the transactions herein shall be grossed-up, majored or increased to mitigate the effect of any Taxes levied on such payment.

ARTICLE VII

INDEMNIFICATION; SPECIFIC PERFORMANCE

Section 7.1 Indemnification. Each Party (the “Indemnifying Party”) shall indemnify, defend and hold harmless the other Party, its Affiliates, and their respective Personnel (each, an “Indemnified Party”) from and against any and all Losses actually incurred by an Indemnified Party by reason of any material breach of any covenant applicable to such Indemnifying Party (or its Personnel) in this Agreement, except to the extent such Losses result from or arise out of Indemnified Party’s gross negligence or intentional misconduct in connection with this Agreement.

Section 7.2 Indemnification Procedures. In seeking indemnification hereunder with respect to any third-party claim that is covered by the indemnification obligations in Section 7.1 (“Covered Action”), an Indemnified Party shall promptly notify the Indemnifying Party in writing of any such Covered Action and cooperate with the Indemnifying Party, at the Indemnifying Party’s sole cost and expense. The Indemnifying Party shall immediately take control of the defense and investigation of such Covered Action and shall employ counsel of its choice to handle and defend the same, at the Indemnifying Party’s sole cost and expense. The Indemnifying Party shall not settle any Covered Action in a manner that adversely affects the rights of an Indemnitee without such Indemnitee’s prior written consent, which shall not be unreasonably withheld or delayed. An Indemnitee’s failure to perform any obligations under this Section 7.2 shall not relieve the Indemnifying Party of its obligations under this Section 7.2, except to the extent that the Indemnifying Party can demonstrate that it has been materially prejudiced as a result of such failure. The applicable Indemnitee may participate in and observe the proceedings at its own cost and expense. Subject to Section 8.1, the rights and remedies of the Parties under this Agreement (including pursuant to Section 7.1) are cumulative and are not exclusive of any rights or remedies which they would otherwise have hereunder or at law or in equity for any breach of this Agreement.

Section 7.3 Specific Performance. The Parties acknowledge and agree that irreparable harm would occur in the event that the Parties do not perform any provision of this Agreement in accordance with its specific terms or otherwise breach this Agreement and the remedies at law for any breach or threatened breach of this Agreement, including monetary damages, are inadequate compensation for any breach hereof. Accordingly, in the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the Parties agree that the Party that is or is to be thereby aggrieved shall, subject and pursuant to the terms of this Agreement (including the provisions of the Separation and Distribution Agreement incorporated by reference herein pursuant to Section 10.2), have the right to specific performance and injunctive or other equitable relief under this Agreement, in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative. The Parties agree that any defense in any action for specific performance that a remedy at law would be adequate is hereby waived, and that any requirements for the securing or posting of any bond with such remedy are hereby waived.

ARTICLE VIII

DISCLAIMER OF WARRANTIES AND LIMITATION OF LIABILITY

Section 8.1 Disclaimer of Warranties. EACH PARTY HEREBY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE OBLIGATIONS UNDER THIS AGREEMENT, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR OR SPECIFIC PURPOSE, DATA ACCURACY, QUIET ENJOYMENT AND NON-INFRINGEMENT.

Section 8.2 Limitation of Liability. EXCEPT AS SET FORTH EXPRESSLY IN SECTION 3.3(B), EACH PARTY AND ITS AFFILIATES SHALL HAVE NO LIABILITY WHATSOEVER TO THE OTHER PARTY, ITS AFFILIATES OR ANY THIRD PARTY FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL LOSSES OR DAMAGES (INCLUDING LOSS OF DATA, LOSS OF USE, CLAIMS OF THIRD PARTIES OR LOST PROFITS OR REVENUES OR OTHER ECONOMIC LOSS BY THE REQUESTING PARTY OR ANY THIRD PARTY), WHETHER IN TORT (INCLUDING NEGLIGENCE AND STRICT LIABILITY), CONTRACT OR OTHERWISE, ARISING IN ANY MANNER OUT OF OR IN CONNECTION WITH THIS AGREEMENT, ITS PERFORMANCE OR BREACH HEREOF, OR INCIDENT TO EITHER PARTY’S OR ANY THIRD PARTY’S USE OF (OR ANY INABILITY TO USE) ANY DATA SHARED HEREUNDER, AND WHETHER OR NOT THE RETRIEVING PARTY HAS BEEN ADVISED OF OR OTHERWISE MIGHT HAVE ANTICIPATED THE POSSIBILITY OF SUCH DAMAGES.

ARTICLE IX

DURATION; NO TERMINATION

Section 9.1 Term of Agreement. This Agreement shall become effective on the Effective Date and shall remain in force unless and until the Parties expressly agree in writing to terminate this Agreement “Term.”

Section 9.2 No Termination. The Parties agree that neither Party shall have the right to terminate this Agreement based on any breach hereof or for any other reason, and each Party’s sole and exclusive remedy with respect to any breach hereof by the other Party shall be to seek indemnification for the breach in accordance with Article VII or injunctive or other equitable relief pursuant to Section 7.3 to cure, limit and restrain any such breach or threatened breach.

ARTICLE X

MISCELLANEOUS

Section 10.1 Interpretation.

(a) For purposes of this Agreement, (i) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation”; (ii) the word “or” is not exclusive; and (iii) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Agreement as a whole.

(b) This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

(c) Any capitalized term used in any Schedule but not otherwise defined therein will have the meaning given to such term in this Agreement.

(d) When a reference is made to an Article, Section, Exhibit or Schedule, such reference shall be to an Article, Section or Schedule of this Agreement unless otherwise indicated.

(e) Unless the context requires otherwise, words using the singular or plural number also include the plural or singular number, respectively, the use of any gender herein shall be deemed to include the other genders and references to a Person are also to its permitted successors and assigns.

(f) References to “Dollars” or “$” are to U.S. dollars.

(g) References to “U.S.” are to the United States of America, including its territories and possessions.

(h) References to any Law shall be deemed to refer to such Law as amended from time to time and to any rules or regulations promulgated thereunder.

(i) Any reference to “days” means calendar days unless Business Days are expressly specified.

(j) When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded. If the last day of such period is a non-Business Day, the period in question shall end on the next succeeding Business Day.

Section 10.2 SDA Provisions. The following provisions of the Separation and Distribution Agreement are hereby incorporated by reference mutatis mutandis: Article IX (Dispute Resolution), Section 11.1 (Complete Agreement; Construction), Section 11.3 (Counterparts), Section 11.7 (Waivers), Section 11.8 (Amendments), Section 11.9 (Assignment), Section 11.10 (Successors and Assigns), Section 11.15 (Title and Headings), Section 11.19 (Severability), and Section 11.20 (No Duplication; No Double Recovery).

Section 10.3 Force Majeure; Change in Applicable Law.

(a) No Party shall be liable or responsible to the other Party, nor be deemed to have defaulted under or breached this Agreement, for any failure or delay in fulfilling or performing any provision of this Agreement, when and to the extent such failure or delay is caused by or results from acts beyond the affected Party’s reasonable control, including: (i) acts of God; (ii) flood, fire or explosion; (iii) war, invasion, riot or other civil unrest; (iv) actions, embargoes or blockades in effect on or after the Effective Date; (v) national or regional emergency; or (vi) epidemic or pandemic (each of the foregoing, a “Force Majeure Event”). A Party whose performance is affected by a Force Majeure Event shall give notice to the other Party, stating the period of time the occurrence is expected to continue and shall use diligent efforts to end the failure or delay and minimize the effects of such Force Majeure Event.

(b) If the performance of this Agreement or any portion hereof will violate any Data Protection Law or other applicable Law, then either Party shall have the right to suspend, and not execute, any Sharing of Data or other activities hereunder, but only to the extent that such activities violate applicable Law. The Party suspending Sharing of Data or other activities hereunder shall give the reason and notice to the other Party of such decision.

(c) If any Sharing of Data hereunder is subject to any Law of any country which requires a change in the terms of this Agreement or additional actions, then the Parties will use reasonable commercial efforts to promptly amend this Agreement or otherwise comply with any such Laws.

Section 10.4 Notices. All notices and other communications to be given to either Party under this Agreement shall be sufficiently given for all purposes hereunder if in writing and delivered by hand, courier or overnight delivery service, or five (5) days after being mailed by certified or registered mail, return receipt requested, with appropriate postage prepaid, or electronically mailed (with a response confirming receipt), and shall be directed to the address set forth below (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 10.4):

To IP RemainCo:

[•]
[•]
[•]
Attention:	[•]
Email:	[•]

with a copy (which shall not constitute notice) to:

[•]
[•]
[•]
Attention:	[•]
Email:	[•]

To Product SpinCo:

[•]
[•]
[•]
Attention:	[•]
Email:	[•]

with a copy (which shall not constitute notice) to:

[•]
[•]
[•]
Attention:	[•]
Email:	[•]

Section 10.5 Third-Party Beneficiaries. Except as provided in Article VII relating to Indemnitees, this Agreement is solely for the benefit of, and is only enforceable by, the Parties and their permitted successors and assigns and should not be deemed to confer upon third parties any remedy, benefit, claim, liability, reimbursement, cause of Action or other right of any nature whatsoever, including any rights of employment for any specified period, in excess of those existing without reference to this Agreement.

Section 10.6 Governing Law. This Agreement and any dispute arising out of, in connection with or relating to this Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof.

Section 10.7 No Joint Venture or Partnership. The relationship between the Parties is that of independent contractors. Nothing contained in this Agreement shall be construed as creating any agency, partnership, joint venture or other form of joint enterprise, employment or fiduciary relationship between the Parties, and neither Party shall have authority to contract for or bind the other Party in any manner whatsoever.

Section 10.8 Divestiture. If, during the Term of this Agreement, any Party (i) divests one or more legal entity, business unit or product line that is part of such Party’s Group to an unaffiliated third party or (ii) spins out any legal entity, business unit or product line that is part of such Party’s Group in a transaction not involving an unaffiliated third party where the legal entity, business unit or product line is no longer owned or operated, as applicable, by such Party’s Group after such spin out (in each case, a “Divested Business”), then the rights and obligations granted under this Agreement relevant to such Divested Business shall be binding upon the acquirer of such Divested Business, or such Divested Business, as applicable, and the Party that divests such Divested Business shall either: (a) cause the acquirer of such Divested Business, or such Divested Business, as appliable, to agree in writing to be bound by the applicable terms of this Agreement or (b) at the request of the other Party, use commercially reasonable efforts to cause the Divested Business to comply with its obligations under this Agreement, in the event that the other Party reasonably believes that the Divested Business is failing to comply with its obligations under this Agreement.

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IN WITNESS WHEREOF, the Parties have caused this Data Sharing Agreement to be duly authorized, executed and delivered, as of the Effective Date.

Adeia Inc.

By:
Name:
Title:

Xperi Inc.

By:
Name:
Title:

[SCHEDULE 5.3]

Retention Schedule for Select Records

Category of Record	Retention Period	Description
Records Held by IP RemainCo:
[***]	[***]	[***]
Records Held by Product SpinCo:
[***]	[***]	[***]

SCHEDULE 5.4

[Records Coordinators]

I.	IP RemainCo Coordinator

Name:	[•]
Title:	[•]
Email Address:	[•]
Telephone Number:	[•]

II.	Product SpinCo Coordinator

Name:	[•]
Title:	[•]
Email Address:	[•]
Telephone Number:	[•]